UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12.

Stonegate Mortgage Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Stonegate Mortgage Corporation (“Stonegate Mortgage”) will send the following form email in response to inquiries received by Stonegate Mortgage from borrowers relating to the proposed merger between Stonegate Mortgage and Home Point Financial Corporation (“Home Point Financial”):

“We issued a joint press release with Home Point Financial announcing that our two companies have entered into a definitive merger agreement. Together, we will focus the efforts of nearly 1,700 dedicated employees to helping our clients.

We anticipate this transaction will close by the end of the second quarter of 2017. During this transition period, you can expect the same high-level service as our day-to-day business operations will not be impacted. Stonegate Mortgage and Home Point Financial share a passion for customer success, so after the merger is completed, you can expect the same focus on service to continue. As we move forward with the integration process, we will be sure to keep you updated on the progress.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger between Stonegate Mortgage and Home Point Financial. In connection with the Merger, Stonegate Mortgage intends to file with the SEC and furnish to its stockholders a proxy statement on Schedule 14A and file other relevant materials. INVESTORS AND STOCKHOLDERS OF STONEGATE MORTGAGE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING STONEGATE MORTGAGE’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website (http://www.sec.gov). Investors and stockholders may also obtain copies of documents filed by Stonegate Mortgage with the SEC by writing to Stonegate Mortgage Corporation, Attention: Secretary, 9190 Priority Way West Drive, Suite 300, Indianapolis, IN 46240, United States, or by visiting Stonegate Mortgage’s website (www.stonegatemtg.com).

Participants in Solicitation

Stonegate Mortgage and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Stonegate Mortgage common stock in connection with the proposed Merger. Information about Stonegate Mortgage’s directors and executive officers is available in Stonegate Mortgage’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on May 19, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements, particularly those statements regarding the benefits of the proposed Merger between Home Point Financial and Stonegate Mortgage, the anticipated timing of the transaction and the business of each company, by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “strategy,” “future,” “opportunity,” “will likely result” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this communication, including, but not limited to: the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect Stonegate Mortgage’s business and the price of Stonegate Mortgage common stock; required governmental approvals of the Merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule; Stonegate Mortgage’s stockholders may fail to approve the Merger; the parties to the Merger Agreement may fail to satisfy other conditions to the completion of the Merger, or may not be able to meet expectations regarding the timing and completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on Stonegate Mortgage’s business relationships, operating results, and business generally; risks that the proposed Merger disrupts current plans and operations of Stonegate Mortgage and potential difficulties in Stonegate Mortgage’s employee retention as a result of the Merger; risks related to diverting management’s attention from Stonegate Mortgage’s ongoing business operations; the outcome of any legal proceedings that may be instituted against Stonegate Mortgage related to the Merger Agreement or the Merger; the amount of the costs, fees, expenses and other charges related to the Merger; the impact of changes in interest rates; and political instability. For additional factors that could materially affect our financial results and our business generally, please refer to Stonegate Mortgage’s filings with the SEC, including but not limited to, the factors, uncertainties and risks described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Stonegate Mortgage undertakes no obligation to revise these statements following the date of this communication, except as required by law.”